Exhibit 99.1

Flotek Industries
8846 N. Sam Houston Pkwy W., Suite 150
Houston, Texas 77064
(713)-849-9911
www.flotekind.com

Transcript of 2021 Annual Meeting of Stockholders
June 3, 2021

Operator: Greetings, and welcome to Flotek Industries' 2021 Annual Meeting of Shareholders. Our host for today's call is John Gibson, Flotek's Chairman, CEO and President. At this time, all participants will be in a listen-only mode. I'll now turn the call over to your host, Mr. Gibson.

John Gibson, Chairman, Chief Executive Officer, and President: Well thank you, and good morning, everyone. It's my pleasure to welcome you to the Flotek 2021 Annual Meeting of Shareholders. We've chosen to have our Annual Meeting entirely virtual this year in light of the virus, even though the infection numbers and official guidelines are encouraging. Even though we are virtual this year, we do welcome questions from our shareholders, so we will be having a Q&A portion. You can submit your questions through the text box located on your screen.

I want to take the opportunity to introduce the Flotek Board of Directors, who are participating in our meeting today. In addition to myself, the members of our Board present are:

Harsha Agadi, former CEO of Crawford & Company
Ted Brown, CEO of Confluence Resources
Mike Fucci, former Chairman of Deloitte USA
Paul Hobby, CEO of Genesis Park, and
David Nierenberg, President of Nierenberg Investment Management Company and our lead independent director.

All of our directors are standing for election this year, other than Michelle Adams. Michelle let us know earlier this year that, due to other demands on her time, as she's working on an IPO, she preferred not to stand for election to the Board for the coming year. On behalf of the Board and the Company, we'd like to thank Michelle for her hard work and service, especially for her tenure as chair of the Compensation Committee.

With Michelle's departure, we have undertaken a search prioritizing gender diversity, financial acumen, digital transformation and executive experience, plus chemistry with our existing directors. We've had the opportunity to meet with some great candidates, and I am hopeful that we will be able to announce a new director shortly after today's meeting.

The members of our executive team are also with us today. They are:

Danielle Allen, Senior Vice President & Chief of Staff,
Nick Bigney, Senior Vice President, General Counsel & Chief Compliance Officer,
Mike Borton, CFO,
Ryan Ezell, President of Chemistry Technologies
TengBeng Koid, President of Data Analytics, and
James Silas, Senior Vice President, Research & Development.

Finally, we have representatives of BDO, our independent public accounting firm for 2020, on the line as well. Welcome, BDO. We will call the meeting to order shortly, but before that, I’d like to review the past year and talk about our direction. I’ll probably have a few forward-looking statements, and as usual please be reminded that actual results can differ materially, and you should review our filings with the SEC for factors that cause results to differ from our projections. Now, with that said, 2020 was year not to repeat. It was difficult not just in economic terms but in human terms – more than 550,000 lives were lost to the virus in just the United States, and many of them alone without loved ones. This has been a terrible tragedy and we may be just beginning to understand the impacts to both humanity and business. The lesson that was reinforced for so many of us was that the only real choice in the face of such a crisis is to endure and adapt. As a company, I feel we have done that. When we set our ambitions for 2020 – before the virus – we focused on achieving break-even results, but we could not have fathomed the events that would lie ahead. I promised that I would not take a bonus for 2020 unless we reached break-even results, and in keeping with that promise I declined any bonus, and received no additional equity beyond my contract and shares I purchased in 2020. Still even with the unprecedented challenges, we ended 2020 improving our adjusted EBITDA by more than $7 million compared to 2019, despite revenue declining by more than half. This was a minor victory in an environment with reduced oil and gas demand due to the virus and economic and political volatility. And importantly, we never compromised on safety – which is about lives more than numbers. Zero injuries is the only safety record that will satisfy us. It’s about people. In any period of disruption, such as we saw last year, the challenges bring opportunity, and we are excited about our future. However, as the market shifts and recovers, market consolidation has accelerated and that does put us at risk of losing customers or delaying planned activity. Two of our most significant customers have changed ownership during Q2. Having spent the whole of my career in the energy industry, I have consistently observed a pause in activity while integration occurs – sometimes as long as six to twelve months – as companies assess combined resources, integrate cultures, choose leadership, and evaluate which vendors to retain and which to release. But I am optimistic by nature. I came to Flotek with an over-the-top enthusiasm to turn the company around, and while the confluence of changes presented in 2020 could shatter anybody’s optimism, it gave us time to change. We are emerging from the pandemic focused on ESG solutions supported by Digital and Green Chemistry. I am very grateful to our shareholders, our employees, and our board for their contributions through these challenging times. Our emphasis for the rest of 2021 will be executing our recovery strategy and growing our business. Our vision is to create solutions to reduce the environmental impact of energy on air, water, land and people. As I’ve talked with customers, shareholders and CEOs of other companies, the need for sustainable, environmentally-friendly solutions to meet today’s energy challenges is ever apparent. We provide products and services that help improve the efficiency and reduce the environmental impact of our customers’ operations, and we intend to continue developing and offering solutions that enable our customers to quantify and achieve their ESG goals. We will continue to make a difference for our customers and the environment in 2021. We’ll now move to the formal business items for the Annual Meeting. I now call the meeting to order. We will first present the three proposals submitted for approval, and then we’ll open the voting and take questions. Nick is acting as our Secretary and Inspector of the Election for the meeting; Nick, can you please describe the meeting notice and quorum requirements? Nick Bigney, SVP, General Counsel & Chief Compliance Officer: Thanks John. This meeting is being held pursuant to a notice mailed on or about April 22, 2021 to each stockholder of record at the close of business at April 8, 2021. As of that date, we had 72,685,562 shares outstanding. Today we have stockholders representing more than 54% of our shares in person or by proxy. The bylaws require a majority of our shares to be present, so we do have a quorum today and the meeting can proceed to transact business. Our proxy statement, annual report and shareholder list are available for inspection on the virtual platform as well. John Gibson: Well thanks Nick. Now we will consider the three business items on the agenda. Item one is a proposal to elect six directors, to serve until the next annual meeting of shareholders, which I hope is in person. The Board of Directors recommends voting for each of the candidates. Item two on the agenda is an advisory proposal to approve the compensation of our named executive officers, as described in the proxy statement. The Board recommends voting in favor of this proposal as well. Item three on the agenda is approval of an amendment to the company’s 2018 Long-Term Incentive Plan, as described in the proxy statement. The Board recommends voting in favor of this proposal. As there are no other items on the agenda or properly brought before the meeting today, the polls are now open. If you haven’t previously voted online, please do so at this time. We will do a brief Q&A session, after which I will close the polls and Nick will report the preliminary results. So let me now turn it to Danielle to take any questions, and remember you can put the questions in on the bottom of your screen if you’d like to submit. Danielle Allen, Senior Vice President & Chief of Staff: John, we have received a couple of questions. The first question is, you mentioned market consolidation. Can you specifically talk about how that is impacting Q2 and the remainder of the year for Flotek? John Gibson: Let’s see if I can follow up on that Danielle. The acquisition of two of our key customers is going to impact our current forecast for the remainder of the year.

That said, I believe it will catalyze our shift to ESG, and that is our future. We believe that we will create a lot stronger demand for the ESG solutions and it will provide better margins, so I am glad it is catalyzing us to really get out and sell where we are going instead of trying to stay on the path we were on. Danielle Allen: Okay, thank you. The next question is, what more can you tell us about the international opportunities for JP3 and chemistry? John Gibson: Well, I really look forward to communicating to our shareholders the Verax international release schedule as soon as the supply chain uncertainty normalizes, which we expect to happen in the next couple of months. We’ve got a really good pipeline of opportunity internationally from our Data Analytics team – it is completing that international version and getting it shipped – and I look forward to giving you some schedule on that as we go forward. We also need to outline the metrics that we are going to share with the board and our shareholders on the conversion over to ESG with our current products and really focusing on helping our customers achieve their sustainability goals. And so we’ll need to announce that as well. That’s both domestically and internationally. We’re finding really strong interest in this in the international market as well. Danielle Allen: So, good segue for the third question we received here. They said, this year we’re hearing a lot about ESG in the market and the company is clearly repositioning itself to an ESG solution company. Why do you believe this is the right time? John Gibson: Well, this is truly….I’ve talked to a lot of the CEOs, and it’s a great question. This is the pain point for our customers today, and in truth, Danielle (and whoever asked it), we’ve had a decade preparing for this market with biodegradable chemistry and biodegradable products, and our knowledge of how to reduce waste and reduce greenhouse gases. That in our wheelhouse for achieving for our customers. And I think that what we have to do now is change from looking at just well performance, where we are more than adequate, and switch into how we are going to help them attain their sustainability goals. We’ve got a decade of working on this, and I’m really excited about it, but it’s a shift in marketing. We’re going to need to change our website, we need to change the presentations we make to customers – we have a lot of work to do. We’re hugely excited about what that will bring to us in the coming year. I had the good fortune of talking with one of the accounting standards boards associated with sustainability and the environment recently. I think there’s a lot that we can do to contribute to the standards for chemistry for our industry and potentially broader industry. So, I think we’re going to start participating with helping with the standards and then making sure that we exceed them here at Flotek. Danielle Allen: Okay, thank you John. The next question: as the economy continues to open up, what trends are you seeing for the Professional Chemistries business, i.e., steady, improving or softening order trends. John Gibson: Well, we hired a gentleman named Matt Sullivan, who came out of Georgia- Pacific, and we’re very excited to have Matt onboard. As we look at the professional chemistries business – if I had a large inventory of sanitizer right now, I’d probably not be too excited. But we’re not carrying a large inventory of sanitizer. We really have a complete portfolio of disinfectants, detergents, wipes

Flotek Industries
8846 N. Sam Houston Pkwy W., Suite 150
Houston, Texas 77064
(713)-849-9911
www.flotekind.com

and sanitizer. And so the market still looks good for those, as we see that as we come out of this there are going to be protocols associated with cleaning restaurants, cleaning hospitals, cleaning hotel rooms, etc. that I think causes this market to still be robust. And what we are depending on is Matt's relationships and knowledge of how to take us to market here, which we lacked in the past. We knew how to make products. We knew how to brand products. We just didn't have the right go-to-market strategy. I'd say within the next 60 days we'll get Matt to come back and give us a plan and see how we can communicate that plan for ProChem in our next quarterly call.

Danielle Allen: Okay, great. And final question here: what other industries outside of oil and gas could be target markets for your green chemistry offerings?

John Gibson: It's another good question. We're highly focused on where we are now because it is a shift to go from selling well performance to selling environmental solutions and sustainability even within oil and gas. So we're still laser-focused there, but it turns out that our skills and competencies are applicable to the agriculture industry in a very substantial well. And the biodegradability of our products is also key in the agricultural industry, so we can easily move there. And we have the connections in some places for that as well, both in academia as well as with end customers. The food industry uses a lot of the activities – take JP3 for instance. How do you actually measure food as its being processed and being moved through a pipeline? It's a bit of a midstream business also. And so there are a lot of opportunities for digital chemistry. The data analytics piece, as we look at it, we use it ourselves to at our plant to measure the quality and do quality control for our ProChem products lines. So it's not restricted to hydrocarbons. So there's a lot of opportunity to deploy that technology beyond the petrochemical industry. But we are really focused right now on where we are. That's the sales competencies that we have, it's the people that we know, and to expand in those would require additional capital. And we're being really focused on our liquidity and our capital at this point and would not expand without talking through that with both the board and our shareholders before we start investing outside of our core area.

Danielle Allen: Thank you, John. That concludes our questions.

John Gibson: Okay, let's see here. Well thank you Danielle. Now, Nick, the polls are closed. Do you have any results for us, preliminary results?

Nick Bigney: Yes, I do. The preliminary results, based on the voting of shares represented by valid proxies on file and tabulated at the meeting today, show that each of the six nominees for director have been elected. Each nominee received "for" votes of at least 94% of the votes cast.

In addition, the advisory approval of executive compensation has passed, with more than 97% of the votes cast voting in favor.

And finally, the amendment to the 2018 Long-Term Incentive Plan has also passed, with more than 98% of the votes cast in favor.

That concludes my preliminary report. We will file the final detailed report with the SEC within four business days, and shareholders may also obtain the voting results by calling or writing the Corporate Secretary at our corporate offices. A final certification of the vote will also be filed with our corporate records. John Gibson: Well thank you Nick. That does conclude our business for today, and the annual meeting is now concluded. We thank you all for attending, and hope to see you in person next year. The meeting is now adjourned. Thank you again. Forward-Looking Statements Certain statements set forth in this transcript constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward-looking statements in this press release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this press release. Contact: Danielle Allen Senior Vice President, Chief of Staff E: DAllen@flotekind.com P: (713) 726-5322 ###